Investor Presentation January 2023

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, vaccine mandates, supply chain, expenses, inflation, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, war, acts of war, international sanctions, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; general economic conditions, including inflation rates, monetary fluctuations and supply chain constraints; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. Third Quarter 2022

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]


Nevada
Utah
Colorado
Arizona
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
California
BAGDAD
PRESCOTT
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

[1] As of December 31,2021

Key Facts as of Dec. 31, 2021

Consolidated assets	$22B
Revenues	$3.8B
Market cap	~$8B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~50%
Nuclear plant in U.S.	Largest

4

PINNACLE WEST CAPITAL CORPORATION

Attractive Customer Mix and Shifting Generation Profile 5 Residential 50% Commercial & Industrial 49% Other >1% Demand Side Management 15% 1 As of December 31, 2021. Gas 29% Renewable 10% Purchased 5% Coal 16% Nuclear 25% Retail Sales Mix1 Energy Mix – Will Shift Going Forward1

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 6 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

Why We Are Optimistic About the Future 7 Key Reasons 5 1 4 2 Ability to navigate the regulatory environment over time Strong commitment to execute strategy 3 Robust economic growth in Arizona and our service territory A clear plan for a clean energy transition Solid long-term performance record

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Last 10 Years: Strong Performance Track Record 8 EPS and Annualized Dividends Per Share Dividends per share 5% CAGR $3.40 $5.47 $3.45 $2.18 Earnings per share 5% CAGR

Arizona remains among the fastest growing states in the U.S. 9 Annual Employment Growth Last Three Years1 Steady Housing Growth2 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Single Family & Multifamily Housing Permits Maricopa County 8,425 43,378 2 Maricopa County population 4.5M, 62% of state population1 2019-2021 National Arizona (1)% 1% 18% CAGR

A clear plan for clean energy transition 10 Progress Towards Meeting Clean Energy Commitment1 Pathway 2005 2019 2030 2050 Contracted for nearly 1,600 MW of clean energy and storage to be in service for APS customers by end of 2024 Issued All-Source RFP which seeks 1,000 – 1,500 MWs of resources, including up to 600 – 800 MWs of renewable resources to be in service from 2025 – 2027 Charted course for healthy mix of APS-owned and third party- owned assets, to be continued through future planned RFPs 24% 50% 65% 100% 1 Since January 2020

Best-in-class service territory supports high tech growth and economic development 11 Our Approach: Focus on Four Main Areas Supports Influx of Manufacturing and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Taiwan Semiconductor Began building $12B factory • Chang Chun Petrochemical Building 250k sq ft facility • Williams-Sonoma Leased 1.2M sq ft facility • Nestle USA Building 625k sq ft facility • KORE Power Building 1M sq facility • Kohler Co. Building 1M sq ft facility Data centers are projected to create up to 640 MW of capacity needs by 2035

We Will Pursue Improvements in the Regulatory Environment 12 ✓ Filed a new rate case to reduce regulatory lag and improve the ROE ✓ Working with stakeholders on common issues including reducing regulatory lag and improving customer experience ✓ Continue to find alignment with the regulators ✓ Focus on customer affordability ✓ Appealing last rate case to clarify the prudency standard in Arizona

We Have Embraced a Customer-Centric Strategy 13 Deliver exceptional customer service Ensure superior reliability and operating performance, anchored in safety Make intelligent and clean investments to support a growing Arizona Preserve strong financial health while sustaining customer affordability Customer Focused

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 14 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

Bringing the Residential Customer into the Advanced Economy 15 Initiatives • Award-winning program to promote installation of advanced smart thermostats – reduces demand during peak load window • Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline Potential Impact Demand Savings During Peak Afternoon Window Today Future 100-150 MW 300-500 MW

Customer Driven Initiatives Underway – A Few Examples 16 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Installed more than 250 chargers in 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

Leading ESG Practices Guide Our Approach – Snapshot ¹CDP scores 2019-2022 2 Report dated July 29, 2022. 17 Environmental Social Governance Achieved a CDP Leadership score in Water Security four years in a row¹ MSCI ESG “AA” rating2 Reduced carbon by 32% since 2005 and retired over 1,000 MW of coal Launched new diversity, equity and inclusion strategy 44% of new hires ethnically or racially diverse Commitment to support Coal Community Transition Plan 40% of independent directors gender or ethnically diverse ESG executive council Board oversight of strategy and risk

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 18 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 20311 1Starting in 2023 and subject to the necessary approvals, Four Corners will have the option to move to a seasonal operating schedule that could further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of storage). 19 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources Keeping us Tracking to our Goals 20 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 21 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

22 What Investors Can Expect From Us Moving Forward Strong EPS growth off 2022 Managing capital plan to support customer growth, reliability and clean transition Steady rate base growth Limiting equity dilution Declining O&M per MWh Dividend growth commitment Optimize our balance sheet in support of investment 1 2 3 4 5 6 7

Projected 5-7% EPS Growth Off 20221 23 Long-Term Upside PotentialLong-Term Outlook Remainder of SCRs in rates Acceleration of clean energy transition Economic Development driving sales and customer growth Continued cost management Reduction of regulatory lag 5-7% EPS CAGR 1 Amounts provided are the Company’s current 5-year weather-normalized compound annual growth rate projections from 2022-2026.

$170 $165 $185 $190 $595 $560 $530 $500 $263 $210 $210 $210 $260 $350 $330 $560 $214 $240 $270 $190 2021 2022E 2023E 2024E Other Generation Clean Generation Transmission Distribution Other APS Total 2022-2024 $4.7B $1.50B $1.53B $1.53B $1.65B 24 Managed capital plan to support customer growth, reliability, and clean transition 2022–2024 as disclosed in the Third Quarter 2022 Form 10-Q.

Total Approved Rate BaseAPS Rate Base Growth Guidance Year-End Steady rate base growth 25 ACC FERC Rate Effective Date 12/01/2021 6/1/2022 Test Year Ended 06/30/20191 12/31/2021 Rate Base $8.6B $1.9B Equity Layer 54.7% 51.3% Allowed ROE 8.7% 10.75% 1 Adjusted to include post test-year plant in service through 06/30/2020 Rate base $ in billions, rounded $9.1 $9.8 $11.2 $1.8 $1.9 $2.4 2020 2021 2022 2023 2024 $11.7 Projected 5-6% Annual FERC ACC $10.9 $13.6

Forecasted sources of capital to fund investments through 2024 No plans to issue equity before end of next rate case 26 Approx. $3 billion Approx. $1 billion $4.7 billion APS Debt2 PNW Debt2 Cash from Operations1 $200-$300 million $400-$500 million 1 Cash from operations is net of shareholder dividends. 2 APS and PNW debt issuance is net of maturities. Total Capital Investment PNW Equity/ Alternatives

Our goal continues to be declining O&M per MWh 27 O&M per MWh Total O&M1 2021: $865M 2022: $880M-$895M 1 Total O&M amounts exclude RES/DSM, and include planned outage amounts of $54M in 2021 and $40M-$50M in 2022. $29/MWh

Continue Our Track Record of Consistent Dividend Growth1 28 $2.18 $3.40 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Indicated Annualized Dividend Dividend Targets • Committed to long-term dividend growth • Attractive dividend yield • Managing long term dividend payout ratio to 65-75% 5% CAGR 1 Future dividends are subject to declaration at Board of Directors’ discretion.

Strong Balance Sheet with Attractive Long-Term Debt Maturity Profile1 29 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 As of September 30, 2022 1 Does not include debt at Bright Canyon Energy.

30 Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS1 Moody’s A3 A3 P-2 Negative S&P BBB+ BBB+ A-2 Negative Fitch BBB+ A- F2 Negative Pinnacle West1 Moody’s Baa1 Baa1 P-2 Negative S&P BBB+ BBB A-2 Negative Fitch BBB+ BBB+ F2 Negative Balance Sheet Targets • Strong investment grade credit ratings • APS equity layer >50% • FFO/Debt range of 16%-18% 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of November 3, 2022. Our Credit Ratings Support Growth Opportunities

2022 APS Rate Case Application 1 31 Overview of Rate Increase Request ($ in Millions) Key Components1 • Filed October 28, 2022 • APS has requested rates become effective December 1, 2023 • Docket Number: E-01345A-22-0144 • Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Additional Details Rate Base Growth $130 12 Months Post Test Year Plant 140 Weighted Average Cost of Capital of 7.17% 78 1% Fair Value Increment 78 New Customer Programs, Coal Community Transition and Other 34 Total Revenue Request $460 Customer Net Bill Impact on Day 1 13.6% 1Numbers may not foot due to rounding

2022 APS Rate Case Application 1 • Eliminate the Environmental Improvement Surcharge and collect costs through base rates • Eliminate the Lost Fixed Cost Recovery Mechanism and collect costs through base rates and the Demand Side Management Adjustor Charge • Modify the Renewable Energy Adjustor Charge to include recovery of capital carrying costs of APS owned renewable and storage resources • Modify the performance incentive in the Demand Side Management Adjustor Charge • Maintain the Power Supply Adjustor to ensure timely recovery of fuel and purchase power costs • Maintain as inactive the Tax Expense Adjustor Mechanism • Maintain the Transmission Cost Adjustment mechanism 32 Adjustment Mechanisms Overview • Enhance the current limited income program to include a second tier to provide an additional discount for customers with a greater need • Waiver of credit card and payment fees New Customer Program Proposals

2022 APS Rate Case Application 33 Key Financials Test year ended June 30, 2022 Total Rate Base - Adjusted $13.1 Billion ACC Rate Base - Adjusted $10.5 Billion Embedded Long-Term Cost of Debt 3.85% Allowed Return on Equity 10.25% Capital Structure Long-term debt 48.07% Common equity 51.93% Base Fuel Rate (¢/kWh) 3.8321 Post-test year plant period 12 months

Current 2022 APS Rate Case Procedural Schedule1 34 Arizona Public Service Company Docket # E-01345A-22-0144 Application Filed October 28, 2022 Staff/Intervenor Direct Testimony Due May 22, 2023 Staff/Intervenor Direct Testimony (Rate Design) Due June 5, 2023 APS Rebuttal Testimony Due June 28, 2023 Staff/Intervenor Surrebuttal Testimony Due July 18, 2023 APS Rejoinder Testimony Due July 26, 2023 Pre-Hearing Conference July 27, 2023 Hearing Commences August 2, 2023 1As of December 14, 2022

I N S U M M A R Y We are Optimistic for the Future: The Growth Story Remains Intact 35 • Building on proven long-term, 10-year track record • Working to improve regulatory environment over time • Service territory is among the fastest growing in the U.S. • Executing on clear growth strategy including transition to clean energy • Attractive financial profile building from 2022

APPENDIX

ESG Leadership – 2021 Recognitions ¹ As of July 29, 2022 37 Training Magazine 2021 Top 100 Learning and Development Organization US Women in Nuclear Leadership Award Pinnacle West’s ESG Rating AA1 A- Score for Water Security 2021 Inclusive Workplace Award Named to the annual ranking of the world’s Top 100 Green Utilities by